                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 9

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment effective as of April 22, 2014, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Counselor Series Trust (Invesco Counselor Series Trust), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco
Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Contract to add Invesco Strategic Real Return Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     FUNDS

          Invesco American Franchise Fund
          Invesco California Tax-Free Income Fund
          Invesco Core Plus Bond Fund
          Invesco Equally-Weighted S&P 500 Fund
          Invesco Equity and Income Fund
          Invesco Floating Rate Fund
          Invesco Global Real Estate Income Fund
          Invesco Growth and Income Fund
          Invesco Low Volatility Equity Yield Fund
          Invesco Pennsylvania Tax Free Income Fund
          Invesco S&P 500 Index Fund
          Invesco Small Cap Discovery Fund
          Invesco Strategic Real Return Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                         INVESCO ADVISERS, INC.

                                         Adviser

                                         By:      /s/ John M. Zerr
                                                  ------------------------------
                                         Name:    John M. Zerr
                                         Title:   Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Senior Vice President, Fund
                                                  Administration and Chief
                                                  Financial Officer, Funds

                                    INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                    Sub-Adviser

                                    By:     /s/ C. Puschmann     Z Rieger
                                            ------------------------------------
                                    Name:   C. Puschmann         Z Rieger
                                    Title:  Managing Director    Procurator

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ John Rowland
                                                  ------------------------------
                                          Name:   John Rowland
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                  INVESCO AUSTRALIA LIMITED

                                  Sub-Adviser

                                  By:     /s/ Nick Burrell     /s/ Mark Yesberg
                                          --------------------------------------
                                  Name:   Nick Burrell         Mark Yesberg
                                  Title:  Company Secretary    Director

                                    INVESCO HONG KONG LIMITED

                                    Sub-Adviser

                                    By:     /s/ Desmond Ng       /s/ Fanny Lee
                                            ------------------------------------
                                    Name:   Desmond Ng           Fanny Lee
                                    Title:  Director             Director

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  ------------------------------
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary & General Counsel

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 16

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of April 22, 2014, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to add Invesco Strategic Real Return Fund;

   NOW, THEREFORE, the parties agree that:

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                               EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                               ------------------------------------
Invesco American Franchise Fund                     February 12, 2010
Invesco California Tax-Free Income Fund             February 12, 2010
Invesco Core Plus Bond Fund                         June 2, 2009
Invesco Equally-Weighted S&P 500 Fund               February 12, 2010
Invesco Equity and Income Fund                      February 12, 2010
Invesco Floating Rate Fund                          April 14, 2006
Invesco Global Real Estate Income Fund              March 12, 2007
Invesco Growth and Income Fund                      February 12, 2010
Invesco Low Volatility Equity Yield Fund            March 31, 2006
Invesco Pennsylvania Tax Free Income Fund           February 12, 2010
Invesco S&P 500 Index Fund                          February 12, 2010
Invesco Small Cap Discovery Fund                    February 12, 2010
Invesco Strategic Real Return Fund                  April 7, 2014

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of each Fund, as full compensation for all services rendered, an advisory fee for such Funds as set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Funds for the calendar year computed in the manner used for the determination of the net asset value of shares of such Funds.

                          INVESCO CORE PLUS BOND FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $500 million......................    0.450%
              Next $500 million.......................    0.425%
              Next $1.5 billion.......................    0.400%
              Next $2.5 billion.......................    0.375%
              Over $5 billion.........................    0.350%

                          INVESCO FLOATING RATE FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $500 million......................     0.65%
              Next $4.5 billion.......................     0.60%
              Next $5 billion.........................    0.575%
              Over $10 billion........................     0.55%

                    INVESCO GLOBAL REAL ESTATE INCOME FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................     0.75%
              Next $250 million.......................     0.74%
              Next $500 million.......................     0.73%
              Next $1.5 billion.......................     0.72%
              Next $2.5 billion.......................     0.71%
              Next $2.5 billion.......................     0.70%
              Next $2.5 billion.......................     0.69%
              Amount over $10 billion.................     0.68%

                   INVESCO LOW VOLATILITY EQUITY YIELD FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................     0.60%
              Next $250 million.......................    0.575%
              Next $500 million.......................     0.55%

              Next $1.5 billion.......................    0.525%
              Next $2.5 billion.......................     0.50%
              Next $2.5 billion.......................    0.475%
              Next $2.5 billion.......................     0.45%
              Over $10 billion........................    0.425%

                    INVESCO CALIFORNIA TAX-FREE INCOME FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $500 million......................     0.47%
              Next $250 million.......................    0.445%
              Next $250 million.......................     0.42%
              Next $250 million.......................    0.395%
              Over $1.25 billion......................     0.37%

                     INVESCO EQUALLY-WEIGHTED S&P 500 FUND
                          INVESCO S&P 500 INDEX FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $2 billion........................     0.12%
              Over $2 billion.........................     0.10%

                        INVESCO EQUITY AND INCOME FUND
                        INVESCO GROWTH AND INCOME FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $150 million......................     0.50%
              Next $100 million.......................     0.45%
              Next $100 million.......................     0.40%
              Over $350 million.......................     0.35%

                        INVESCO AMERICAN FRANCHISE FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $250 million......................    0.695%
              Next $250 million.......................     0.67%
              Next $500 million.......................    0.645%
              Next $550 million.......................     0.62%
              Next $3.45 billion......................     0.60%
              Next $250 million.......................    0.595%
              Next $2.25 billion......................     0.57%
              Next $2.5 billion.......................    0.545%
              Over $10 billion........................     0.52%

                   INVESCO PENNSYLVANIA TAX FREE INCOME FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $500 million......................    0.60%
              Over $500 million.......................    0.50%

                       INVESCO SMALL CAP DISCOVERY FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $500 million......................    0.80%
              Next $500 million.......................    0.75%
              Over $1 billion.........................    0.70%

                      INVESCO STRATEGIC REAL RETURN FUND

              NET ASSETS                               ANNUAL RATE
              ----------                               -----------
              First $1 billion........................    0.40%
              Next $2.5 billion.......................    0.35%
              Over $3.5 billion.......................    0.33%

2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                             AIM COUNSELOR SERIES TRUST
                                             (INVESCO COUNSELOR SERIES TRUST)

Attest:  /s/ Stephen Rimes                   By:   /s/ John M. Zerr
         -------------------------                 ---------------------------
             Assistant Secretary                       John M. Zerr
                                                       Senior Vice President

(SEAL)

                                             INVESCO ADVISERS, INC.

Attest:  /s/ Stephen Rimes                   By:   /s/ John M. Zerr
         -------------------------                 ---------------------------
             Assistant Secretary                       John M. Zerr
                                                       Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of

       Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                                            EXPIRATION
   SERIES TRUST)                WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
 ------------------   ---------------------------------------  -------------- ----------
 Invesco Strategic    Invesco will waive advisory fees in an     4/30/2014    06/30/2016
 Real Return Fund     amount equal to the advisory fees
                      earned on underlying affiliated
                      investments

  AIM INVESTMENT
  FUNDS (INVESCO                                                              EXPIRATION
 INVESTMENT FUNDS               WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
  ----------------    ---------------------------------------  -------------- ----------
 Invesco Global       Invesco will waive advisory fees in an     12/17/2013   06/30/2016
 Targeted Returns     amount equal to the advisory fees
 Fund                 earned on underlying affiliated
                      investments

 Invesco Strategic    Invesco will waive advisory fees in an      5/2/2014    06/30/2016
 Income Fund          amount equal to the advisory fees
                      earned on underlying affiliated
                      investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                          EXPIRATION
   SERIES TRUST)                WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
--------------------  ---------------------------------------  -------------- ----------
 Premier Portfolio    Invesco will waive advisory fees in the     2/1/2011    12/31/2014
                      amount of 0.07% of the Fund's average
                      daily net assets

 Premier U.S.         Invesco will waive advisory fees in the     2/1/2011    12/31/2014
 Government           amount of 0.07% of the Fund's average
 Money Portfolio      daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco American Franchise Fund               February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2016

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2016
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2016
Invesco Summit Fund                               July 1, 2007   June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2016
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2016
Invesco International Small Company Fund          July 1, 2007   June 30, 2016
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2016
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco Asia Pacific Growth Fund                  July 1, 2007   June 30, 2016
Invesco European Growth Fund                      July 1, 2007   June 30, 2016
Invesco Global Growth Fund                        July 1, 2007   June 30, 2016
Invesco Global Opportunities Fund                August 3, 2012  June 30, 2016
Invesco Global Small & Mid Cap Growth Fund        July 1, 2007   June 30, 2016
Invesco International Core Equity Fund            July 1, 2007   June 30, 2016
Invesco International Growth Fund                 July 1, 2007   June 30, 2016
Invesco Select Opportunities Fund                August 3, 2012  June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco All Cap Market Neutral Fund          December 17, 2013   June 30, 2016
Invesco Balanced-Risk Allocation Fund/1/        May 29, 2009     June 30, 2016
Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                    November 29, 2010   June 30, 2016
Invesco China Fund                              July 1, 2007     June 30, 2016
Invesco Developing Markets Fund                 July 1, 2007     June 30, 2016
Invesco Emerging Markets Equity Fund            May 11, 2011     June 30, 2016
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     June 30, 2016
Invesco Endeavor Fund                           July 1, 2007     June 30, 2016
Invesco Global Health Care Fund                 July 1, 2007     June 30, 2016
Invesco Global Infrastructure Fund              May 2, 2014      June 30, 2016
Invesco Global Market Neutral Fund           December 17, 2013   June 30, 2016
Invesco Global Markets Strategy Fund/3/      September 25, 2012  June 30, 2016
Invesco Global Targeted Returns Fund/4/      December 17, 2013   June 30, 2016
Invesco International Total Return Fund         July 1, 2007     June 30, 2016
Invesco Long/Short Equity Fund               December 17, 2013   June 30, 2016
Invesco Low Volatility Emerging Markets Fund December 17, 2013   June 30, 2016
Invesco Macro International Equity Fund      December 17, 2013   June 30, 2016
Invesco Macro Long/Short Fund                December 17, 2013   June 30, 2016
Invesco Pacific Growth Fund                  February 12, 2010   June 30, 2016
Invesco Premium Income Fund                  December 13, 2011   June 30, 2016
Invesco Select Companies Fund                   July 1, 2007     June 30, 2016
Invesco Strategic Income Fund                   May 2, 2014      June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2016
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2016
Invesco High Yield Fund                         July 1, 2007     June 30, 2016
Invesco Limited Maturity Treasury Fund          July 1, 2007     June 30, 2016
Invesco Money Market Fund                       July 1, 2007     June 30, 2016
Invesco Real Estate Fund                        July 1, 2007     June 30, 2016
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2016
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2016
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2016
Invesco Comstock Fund                         February 12, 2010  June 30, 2016
Invesco Energy Fund                             July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2016
Invesco Technology Fund                         July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2016

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/ December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2016
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                            INVESCO SECURITIES TRUST

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          ---------------- ---------------
 Invesco Balanced-Risk Aggressive Allocation
   Fund                                        January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          ---------------- ---------------
 Invesco Conservative Income Fund                    TBD         June 30, 2016

                               CLOSED-END FUNDS

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          ---------------- ---------------
 Invesco Municipal Income Opportunities Trust    June 1, 2010    June 30, 2016
 Invesco Quality Municipal Income Trust          June 1, 2010    June 30, 2016
 Invesco Value Municipal Income Trust            June 1, 2010    June 30, 2016

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.............

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
                                                             as of July 1, 2014


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2015
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2015

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                        Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                        Contractual     0.59%    January 1, 2014   December 31, 2014

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2015
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2015
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2015
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2015

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                  ------------ ---------- ------------------ --------------
Invesco Growth and Income Fund
   Class A Shares                     Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                    Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Low Volatility Equity
Yield Fund
   Class A Shares                     Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2012    June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2012    June 30, 2015
   Investor Class Shares              Contractual     2.00%      July 1, 2012    June 30, 2015

Invesco Pennsylvania Tax Free
  Income Fund
   Class A Shares                     Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class Y Shares                     Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco S&P 500 Index Fund
   Class A Shares                     Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2012    June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Small Cap Discovery Fund
   Class A Shares                     Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                    Contractual     1.75%   September 24, 2012 June 30, 2015
   Class R6 Shares                    Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Strategic Real Return Fund
   Class A Shares                     Contractual     0.78%     April 30, 2014   April 30, 2015
   Class C Shares                     Contractual     1.53%     April 30, 2014   April 30, 2015
   Class R Shares                     Contractual     1.03%     April 30, 2014   April 30, 2015
   Class R5 Shares                    Contractual     0.53%     April 30, 2014   April 30, 2015
   Class R6 Shares                    Contractual     0.53%     April 30, 2014   April 30, 2015
   Class Y Shares                     Contractual     0.53%     April 30, 2014   April 30, 2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                  ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                     Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                     Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                    Contractual     1.75%   September 24, 2012 June 30, 2015
   Class S Shares                     Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                  ------------ ---------- ------------------ -------------
Invesco Diversified Dividend Fund
   Class A Shares                     Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                     Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                    Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares              Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco Summit Fund
   Class A Shares                     Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares                     Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares                     Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2009    June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                  ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                     Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                     Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                     Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares                     Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Global Core Equity Fund
   Class A Shares                     Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares                     Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares                     Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares                     Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares                    Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares                     Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco International Small
  Company Fund
   Class A Shares                     Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                     Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                     Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares                    Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares                    Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares                     Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Small Cap Equity Fund
   Class A Shares                     Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                     Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                    Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                  ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement
  2020 Fund
   Class A Shares                     Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                    Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                     Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                     Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                    Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                     Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                    Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                    Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                    Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                     Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement
  2030 Fund
   Class A Shares                     Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                    Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                     Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                     Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                    Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                     Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                    Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                    Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                    Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                     Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement
  2040 Fund
   Class A Shares                     Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                    Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                     Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                     Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                    Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                     Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                    Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                    Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                    Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                     Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement
  2050 Fund
   Class A Shares                     Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                    Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                     Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                     Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                    Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                     Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                    Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                    Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                    Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                     Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement
  Now Fund
   Class A Shares                     Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                    Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                     Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                     Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                    Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                     Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                    Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                    Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                    Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                     Contractual     0.00%    November 4, 2009  April 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                  ------------ ---------- ------------------ --------------
Invesco Conservative Allocation
  Fund
   Class A Shares                     Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                     Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                    Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                     Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                     Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Convertible Securities Fund
   Class A Shares                     Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                    Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                    Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                     Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Low Volatility
  Equity Yield Fund
   Class A Shares                     Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                     Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                     Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                     Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                    Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                     Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Growth Allocation Fund
   Class A Shares                     Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                     Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Income Allocation Fund
   Class A Shares                     Contractual     0.25%      May 1, 2012     April 30, 2015
   Class B Shares                     Contractual     1.00%      May 1, 2012     April 30, 2015
   Class C Shares                     Contractual     1.00%      May 1, 2012     April 30, 2015
   Class R Shares                     Contractual     0.50%      May 1, 2012     April 30, 2015
   Class R5 Shares                    Contractual     0.00%      May 1, 2012     April 30, 2015
   Class Y Shares                     Contractual     0.00%      May 1, 2012     April 30, 2015

Invesco International Allocation
  Fund
   Class A Shares                     Contractual     2.25%      May 1, 2012     June 30, 2015
   Class B Shares                     Contractual     3.00%      May 1, 2012     June 30, 2015
   Class C Shares                     Contractual     3.00%      May 1, 2012     June 30, 2015
   Class R Shares                     Contractual     2.50%      May 1, 2012     June 30, 2015
   Class R5 Shares                    Contractual     2.00%      May 1, 2012     June 30, 2015
   Class Y Shares                     Contractual     2.00%      May 1, 2012     June 30, 2015

Invesco Mid Cap Core Equity Fund
   Class A Shares                     Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                     Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                    Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                  ------------ ---------- ------------------ -------------
Invesco Moderate Allocation Fund
   Class A Shares                     Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                     Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                    Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                     Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                     Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Small Cap Growth Fund
   Class A Shares                     Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                     Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                     Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                    Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2009    June 30, 2015
   Investor Class Shares              Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco U.S. Mortgage Fund
   Class A Shares                     Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                    Contractual     1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                     Contractual     1.25%      July 1, 2012    June 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                  ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                     Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                     Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                     Contractual     3.00%      July 1, 2009      June 30, 2015
   Class Y Shares                     Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco European Growth Fund
   Class A Shares                     Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                     Contractual     3.00%      July 1, 2009      June 30. 2015
   Class C Shares                     Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                     Contractual     2.50%      July 1, 2009      June 30, 2015
   Class Y Shares                     Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares              Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco Global Growth Fund
   Class A Shares                     Contractual     2.25%    January 1, 2013     June 30, 2015
   Class B Shares                     Contractual     3.00%    January 1, 2013     June 30. 2015
   Class C Shares                     Contractual     3.00%    January 1, 2013     June 30, 2015
   Class R5 Shares                    Contractual     2.00%    January 1, 2013     June 30, 2015
   Class R6 Shares                    Contractual     2.00%    January 1, 2013     June 30, 2015
   Class Y Shares                     Contractual     2.00%    January 1, 2013     June 30, 2015

Invesco Global Opportunities Fund
   Class A Shares                     Contractual     1.36%     August 1, 2012   February 28, 2015
   Class C Shares                     Contractual     2.11%     August 1, 2012   February 28, 2015
   Class R Shares                     Contractual     1.61%     August 1, 2012   February 28, 2015
   Class R5 Shares                    Contractual     1.11%     August 1, 2012   February 28, 2015
   Class R6 Shares                    Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares                     Contractual     1.11%     August 1, 2012   February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                  ------------ ---------- ------------------ -----------------
Invesco Global Small & Mid Cap
  Growth Fund
   Class A Shares                     Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares                     Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                     Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                    Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                     Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco International Core Equity
  Fund
   Class A Shares                     Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares                     Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                     Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                     Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R5 Shares                    Contractual     2.00%      July 1, 2009      June 30, 2015
   Class R6 Shares                    Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                     Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares              Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco International Growth Fund
   Class A Shares                     Contractual     2.25%      July 1, 2013      June 30, 2015
   Class B Shares                     Contractual     3.00%      July 1, 2013      June 30, 2015
   Class C Shares                     Contractual     3.00%      July 1, 2013      June 30, 2015
   Class R Shares                     Contractual     2.50%      July 1, 2013      June 30, 2015
   Class R5 Shares                    Contractual     2.00%      July 1, 2013      June 30, 2015
   Class R6 Shares                    Contractual     2.00%      July 1, 2013      June 30, 2015
   Class Y Shares                     Contractual     2.00%      July 1, 2013      June 30, 2015

Invesco Select Opportunities Fund
   Class A Shares                     Contractual     1.51%     August 1, 2012   February 28, 2015
   Class C Shares                     Contractual     2.26%     August 1, 2012   February 28, 2015
   Class R Shares                     Contractual     1.76%     August 1, 2012   February 28, 2015
   Class R5 Shares                    Contractual     1.26%     August 1, 2012   February 28, 2015
   Class R6 Shares                    Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares                     Contractual     1.26%     August 1, 2012   February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                  ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                     Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                     Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                     Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                    Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                    Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                     Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Balanced-Risk Allocation
  Fund/3/
   Class A Shares                     Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares                     Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                     Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R6 Shares                    Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Balanced-Risk Commodity
  Strategy Fund/4/
   Class A Shares                     Contractual     2.00%      July 1, 2014      June 30. 2015
   Class B Shares                     Contractual     2.75%      July 1, 2014      June 30, 2015
   Class C Shares                     Contractual     2.75%      July 1, 2014      June 30, 2015
   Class R Shares                     Contractual     2.25%      July 1, 2014      June 30, 2015
   Class R5 Shares                    Contractual     1.75%      July 1, 2014      June 30, 2015
   Class R6 Shares                    Contractual     1.75%      July 1, 2014      June 30, 2015
   Class Y Shares                     Contractual     1.75%      July 1, 2014      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 28, 2015
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 28, 2015
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 28, 2015
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 28, 2015
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 28, 2015

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2015
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2015
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2015

Invesco Endeavor Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Global Health Care Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2015
   Investor Class Shares                          Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual     1.40%      May 2, 2014       May 31, 2015
   Class C Shares                                 Contractual     2.15%      May 2, 2014       May 31, 2015
   Class R Shares                                 Contractual     1.65%      May 2, 2014       May 31, 2015
   Class Y Shares                                 Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R5 Shares                                Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R6 Shares                                Contractual     1.15%      May 2, 2014       May 31, 2015

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual     1.80%   December 17, 2013  February 28, 2015
   Class C Shares                                 Contractual     2.55%   December 17, 2013  February 28, 2015
   Class R Shares                                 Contractual     2.05%   December 17, 2013  February 28, 2015
   Class R5 Shares                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class R6 Shares                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class Y Shares                                 Contractual     1.55%   December 17, 2013  February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual     1.71%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.46%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.96%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.46%   December 17, 2013  December 31, 2015

Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2015

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.47%   December 17, 2013  December 31, 2015

Invesco Macro International Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.18%   December 17, 2013  December 31, 2015

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                             ------------ ---------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares                Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares                Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R Shares                Contractual     2.50%      July 1, 2012      June 30, 2015
   Class R5 Shares               Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Premium Income Fund
   Class A Shares                Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares                Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares                Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares               Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares               Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares                Contractual     0.64%   December 13, 2011  February 28, 2015

Invesco Select Companies Fund
   Class A Shares                Contractual     2.00%      July 1, 2009      June 30. 2015
   Class B Shares                Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2009      June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Strategic Income Fund
   Class A Shares                Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares                Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares                Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares                Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares               Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares               Contractual     0.57%      May 2, 2014       May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Real Estate
  Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2015

Invesco High Yield Fund
   Class A Shares                Contractual     1.50%      July 1, 2013    June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2013    June 30, 2015
   Class R6 Shares               Contractual     1.25%      July 1, 2013    June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2013    June 30, 2015
   Investor Class Shares         Contractual     1.50%      July 1, 2013    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                             ------------ ----------  ------------------ -------------
Invesco Limited Maturity
  Treasury Fund
   Class A Shares                Contractual     1.50%       July 1, 2012    June 30, 2015
   Class A2 Shares               Contractual     1.40%       July 1, 2012    June 30, 2015
   Class R5 Shares               Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                Contractual     1.25%       July 1, 2012    June 30, 2015

Invesco Real Estate Fund
   Class A Shares                Contractual     2.00%       July 1, 2012    June 30, 2015
   Class B Shares                Contractual     2.75%       July 1, 2012    June 30, 2015
   Class C Shares                Contractual     2.75%       July 1, 2012    June 30, 2015
   Class R Shares                Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R5 Shares               Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R6 Shares               Contractual     1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.75%       July 1, 2012    June 30, 2015
   Investor Class Shares         Contractual     2.00%       July 1, 2012    June 30, 2015

Invesco Short Term Bond Fund
   Class A Shares                Contractual     1.40%       July 1, 2013    June 30, 2015
   Class C Shares                Contractual     1.75%/2/    July 1, 2013    June 30, 2015
   Class R Shares                Contractual     1.75%       July 1, 2013    June 30, 2015
   Class R5 Shares               Contractual     1.25%       July 1, 2013    June 30, 2015
   Class R6 Shares               Contractual     1.25%       July 1, 2013    June 30, 2015
   Class Y Shares                Contractual     1.25%       July 1, 2013    June 30, 2015

Invesco U.S. Government Fund
   Class A Shares                Contractual     1.50%       July 1, 2012    June 30, 2015
   Class B Shares                Contractual     2.25%       July 1, 2012    June 30, 2015
   Class C Shares                Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R Shares                Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R5 Shares               Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                Contractual     1.25%       July 1, 2012    June 30, 2015
   Investor Class Shares         Contractual     1.50%       July 1, 2012    June 30, 2015

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares               Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2013    June 30, 2015

Invesco Comstock Fund
   Class A Shares                Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Energy Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2015
   Investor Class Shares         Contractual     2.00%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ----------------- ---------------
Invesco Dividend Income Fund
   Class A Shares                Contractual     1.10%   February 6, 2013  August 31, 2014
   Class B Shares                Contractual     1.85%   February 6, 2013  August 31, 2014
   Class C Shares                Contractual     1.85%   February 6, 2013  August 31, 2014
   Class R5 Shares               Contractual     0.85%   February 6, 2013  August 31, 2014
   Class R6 Shares               Contractual     0.85%   February 6, 2013  August 31, 2014
   Class Y Shares                Contractual     0.85%   February 6, 2013  August 31, 2014
   Investor Class Shares         Contractual     1.10%   February 6, 2013  August 31, 2014

Invesco Dividend Income Fund
   Class A Shares                Contractual     1.14%   September 1, 2014 August 31, 2015
   Class B Shares                Contractual     1.89%   September 1, 2014 August 31, 2015
   Class C Shares                Contractual     1.89%   September 1, 2014 August 31, 2015
   Class R5 Shares               Contractual     0.89%   September 1, 2014 August 31, 2015
   Class R6 Shares               Contractual     0.89%   September 1, 2014 August 31, 2015
   Class Y Shares                Contractual     0.89%   September 1, 2014 August 31, 2015
   Investor Class Shares         Contractual     1.14%   September 1, 2014 August 31, 2015

Invesco Gold & Precious
  Metals Fund
   Class A Shares                Contractual     2.00%     July 1, 2009     June 30, 2015
   Class B Shares                Contractual     2.75%     July 1, 2009     June 30, 2015
   Class C Shares                Contractual     2.75%     July 1, 2009     June 30, 2015
   Class Y Shares                Contractual     1.75%     July 1, 2009     June 30, 2015
   Investor Class Shares         Contractual     2.00%     July 1, 2009     June 30, 2015

Invesco Mid Cap Growth Fund
   Class A Shares                Contractual     1.15%     July 15, 2013   August 31, 2015
   Class B Shares                Contractual     1.90%     July 15, 2013   August 31, 2015
   Class C Shares                Contractual     1.90%     July 15, 2013   August 31, 2015
   Class R Shares                Contractual     1.40%     July 15, 2013   August 31, 2015
   Class R5 Shares               Contractual     0.90%     July 15, 2013   August 31, 2015
   Class R6 Shares               Contractual     0.90%     July 15, 2013   August 31, 2015
   Class Y Shares                Contractual     0.90%     July 15, 2013   August 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                Contractual     2.75%     July 1, 2012     June 30, 2015
   Class Y Shares                Contractual     1.75%     July 1, 2012     June 30, 2015

Invesco Technology Fund
   Class A Shares                Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R5 Shares               Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                Contractual     1.75%     July 1, 2012     June 30, 2015
   Investor Class Shares         Contractual     2.00%     July 1, 2012     June 30, 2015

Invesco Technology Sector Fund
   Class A Shares                Contractual     2.00%   February 12, 2010  June 30, 2015
   Class B Shares                Contractual     2.75%   February 12, 2010  June 30, 2015
   Class C Shares                Contractual     2.75%   February 12, 2010  June 30, 2015
   Class Y Shares                Contractual     1.75%   February 12, 2010  June 30, 2015

Invesco Value Opportunities
  Fund
   Class A Shares                Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R Shares                Contractual     2.25%     July 1, 2012     June 30, 2015
   Class R5 Shares               Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                Contractual     1.75%     July 1, 2012     June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                  ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                     Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.25%     July 1, 2012    June 30, 2015
   Class R5 Shares                    Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                     Contractual     1.25%     July 1, 2012    June 30, 2015

Invesco Intermediate Term
  Municipal Income Fund
   Class A Shares                     Contractual     0.80%     July 1, 2013    June 30, 2015
   Class B Shares                     Contractual     1.55%     July 1, 2013    June 30, 2015
   Class C Shares                     Contractual     1.55%     July 1, 2013    June 30, 2015
   Class Y Shares                     Contractual     0.55%     July 1, 2013    June 30, 2015

Invesco Municipal Income Fund
   Class A Shares                     Contractual     1.50%     July 1, 2013    June 30, 2015
   Class B Shares                     Contractual     2.25%     July 1, 2013    June 30, 2015
   Class C Shares                     Contractual     2.25%     July 1, 2013    June 30, 2015
   Class Y Shares                     Contractual     1.25%     July 1, 2013    June 30, 2015
   Investor Class                     Contractual     1.50%     July 15, 2013   June 30, 2015

Invesco New York Tax Free Income
  Fund
   Class A Shares                     Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares                     Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.25%     July 1, 2012    June 30, 2015
   Class Y Shares                     Contractual     1.25%     July 1, 2012    June 30, 2015

Invesco Tax-Free Intermediate Fund
   Class A Shares                     Contractual     1.50%     July 1, 2012    June 30, 2015
   Class A2 Shares                    Contractual     1.25%     July 1, 2012    June 30, 2015
   Class C Shares                     Contractual     2.25%     June 30, 2013   June 30, 2015
   Class R5 Shares                    Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares                     Contractual     1.25%     July 1, 2012    June 30, 2015

                           INVESCO MANAGEMENT TRUST

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                  ------------ ---------- ----------------- -------------
Invesco Conservative Income Fund
   Institutional Class                Contractual     0.28%     June 26, 2014   June 30, 2015

                           INVESCO SECURITIES TRUST

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                  ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                     Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                             as of July 1, 2014

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                      CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                  ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class              Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                    Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class          Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class           Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                      Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                     Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Government TaxAdvantage Portfolio
   Cash Management Class              Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                    Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class          Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class           Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                      Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                     Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Liquid Assets Portfolio
   Cash Management Class              Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                    Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class          Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class           Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                      Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                     Contractual     0.34%      July 1, 2009    December 31, 2014

STIC Prime Portfolio
   Cash Management Class              Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                    Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class          Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class           Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                      Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                     Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class              Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                    Contractual     0.28%      July 1, 2009    December 31, 2014
   Institutional Class                Contractual     0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class          Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class           Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                      Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                     Contractual     0.41%/2/   July 1, 2009    December 31, 2014

Treasury Portfolio
   Cash Management Class              Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                    Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class                Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class          Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class           Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                      Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                     Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 1, 2014


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                            Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. American Value Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.76%     May 1, 2014     April 30, 2015
   Series II Shares                            Contractual     1.01%     May 1, 2014     April 30, 2015

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                            Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares                            Contractual     1.00%     July 1, 2005    April 30, 2015

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual     1.50%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     1.75%     July 1, 2012    June 30, 2015

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     2.50%     July 1, 2012    June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 1, 2014

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1. 2013     April 30, 2015
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2015

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares                      Contractual     1.28%    April 30, 2014   April 30, 2015

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1. 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2015

                                                             as of July 1, 2014

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                   ------------ ---------- ----------------- -------------
Invesco V.I. Small Cap Equity Fund
   Series I Shares                     Contractual     2.00%      May 1. 2013    June 30, 2015
   Series II Shares                    Contractual     2.25%      May 1, 2013    June 30, 2015

Invesco V.I. Technology Fund
   Series I Shares                     Contractual     2.00%      May 1. 2013    June 30, 2015
   Series II Shares                    Contractual     2.25%      May 1, 2013    June 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                     Contractual     2.00%      May 1. 2013    June 30, 2015
   Series II Shares                    Contractual     2.25%      May 1, 2013    June 30, 2015

                                                             as of July 1, 2014

                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                ------------ ---------- ----------------- ---------------
Invesco Municipal Income
  Opportunities Trust               Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income
  Trust                             Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income
  Trust                             Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 6

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of June 26, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Management Trust, on behalf of its series portfolio, Invesco Conservative Income Fund (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Management Trust to the Contract and the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Andrew Schlossberg
        --------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                          EIGHTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Eighth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

      AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
      AIM FUNDS GROUP (INVESCO FUNDS GROUP)
      AIM GROWTH SERIES (INVESCO GROWTH SERIES)
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
      AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
      AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
      INVESCO SECURITIES TRUST
      SHORT-TERM INVESTMENTS TRUST

      By:     /s/ John M. Zerr
              -----------------------
      Title:  Senior Vice President

      INVESCO ADVISERS, INC.

      By:     /s/ John M. Zerr
              -----------------------
      Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                       EFFECTIVE DATE    COMMITTED UNTIL/*/
---------                                     ------------------- -----------------

Invesco American Franchise Fund               February 12, 2010
Invesco California Tax-Free Income Fund       February 12, 2010
Invesco Core Plus Bond Fund                      June 2, 2009
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010
Invesco Equity and Income Fund                February 12, 2010
Invesco Floating Rate Fund                      April 14, 2006
Invesco Global Real Estate Income Fund          March 9, 2007
Invesco Growth and Income Fund                February 12, 2010
Invesco Low Volatility Equity Yield Fund        March 31, 2006
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010
Invesco S&P 500 Index Fund                    February 12, 2010
Invesco Small Cap Discovery Fund              February 12, 2010
Invesco Strategic Real Return Fund              April 30, 2014

                      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                       EFFECTIVE DATE    COMMITTED UNTIL/*/
---------                                     ------------------- -----------------
Invesco Charter Fund                            June 21, 2000
Invesco Diversified Dividend Fund             December 28, 2001
Invesco Summit Fund                             July 24, 2000

                       AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                            EFFECTIVE DATE    COMMITTED UNTIL/*/
----                                          ------------------- -----------------

Invesco European Small Company Fund            August 30, 2000
Invesco Global Core Equity Fund               December 27, 2000
Invesco International Small Company Fund       August 30, 2000
Invesco Small Cap Equity Fund                  August 30, 2000

                     AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                            EFFECTIVE DATE    COMMITTED UNTIL/*/
----                                          ------------------- -----------------
Invesco Convertible Securities Fund           February 12, 2010
Invesco Global Low Volatility Equity Yield
  Fund                                        September 1, 2001
Invesco Mid Cap Core Equity Fund              September 1, 2001
Invesco Small Cap Growth Fund                 September 11, 2000
Invesco U.S. Mortgage Fund                    February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

 FUND                                     EFFECTIVE DATE    COMMITTED UNTIL/*/
 ----                                   ------------------- -----------------
 Invesco Asia Pacific Growth Fund         June 21, 2000
 Invesco European Growth Fund             June 21, 2000
 Invesco Global Growth Fund               June 21, 2000
 Invesco Global Opportunities Fund        August 1, 2012
 Invesco Global Small & Mid Cap Growth
   Fund                                   June 21, 2000
 Invesco International Core Equity Fund November 25, 2003
 Invesco International Growth Fund        June 21, 2000
 Invesco Select Opportunities Fund        August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

 FUND                                     EFFECTIVE DATE    COMMITTED UNTIL/*/
 ----                                   ------------------- -----------------
 Invesco All Cap Market Neutral Fund    December 17, 2013
 Invesco Balanced-Risk Allocation Fund     May 29, 2009
 Invesco Balanced-Risk Commodities
   Strategy Fund                        November 29, 2010
 Invesco China Fund                       March 31, 2006
 Invesco Developing Markets Fund        September 1, 2001
 Invesco Emerging Market Local
   Currency Debt Fund                     June 14, 2010
 Invesco Emerging Markets Equity Fund      May 11, 2011
 Invesco Endeavor Fund                   November 4, 2003
 Invesco Global Health Care Fund        September 1, 2001
 Invesco Global Infrastructure Fund        May 2, 2014
 Invesco Global Market Neutral Fund     December 17, 2013
 Invesco Global Markets Strategy Fund   September 26, 2012
 Invesco Global Targeted Returns Fund   December 17, 2013
 Invesco International Total Return
   Fund                                   March 31, 2006
 Invesco Long/Short Equity Fund         December 17, 2013
 Invesco Low Volatility Emerging
   Markets Fund                         December 17, 2013
 Invesco MLP Fund                         April 30, 2014
 Invesco Macro International Equity
   Fund                                 December 17, 2013
 Invesco Macro Long/Short Fund          December 17, 2013
 Invesco Pacific Growth Fund            February 12, 2010
 Invesco Premium Income Fund            December 13, 2011
 Invesco Select Companies Fund           November 4, 2003
 Invesco Strategic Income Fund             May 2, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

 FUND                                     EFFECTIVE DATE    COMMITTED UNTIL/*/
 ----                                   ------------------- -----------------
 Invesco Corporate Bond Fund            February 12, 2010
 Invesco Global Real Estate Fund          April 29, 2005
 Invesco High Yield Fund                   June 1, 2000
 Invesco Limited Maturity Treasury Fund    June 1, 2000
 Invesco Money Market Fund                 June 1, 2000
 Invesco Real Estate Fund               September 11, 2000
 Invesco Short Term Bond Fund            August 29, 2002
 Invesco U.S. Government Fund              June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                   AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                     EFFECTIVE DATE    COMMITTED UNTIL/*/
 ----                                    ------------------ -----------------
 Invesco American Value Fund             February 12, 2010
 Invesco Comstock Fund                   February 12, 2010
 Invesco Dividend Income Fund            November 25, 2003
 Invesco Energy Fund                     November 25, 2003
 Invesco Gold & Precious Metals Fund     November 25, 2003
 Invesco Mid Cap Growth Fund             February 12, 2010
 Invesco Small Cap Value Fund            February 12, 2010
 Invesco Technology Fund                 November 25, 2003
 Invesco Technology Sector Fund          February 12, 2010
 Invesco Value Opportunities Fund        February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                     EFFECTIVE DATE    COMMITTED UNTIL/*/
 ----                                    ------------------ -----------------
 Invesco High Yield Municipal Fund       February 12, 2010
 Invesco Intermediate Term Municipal
   Income Fund                           February 12, 2010
 Invesco Municipal Income Fund           February 12, 2010
 Invesco New York Tax Free Income Fund   February 12, 2010
 Invesco Tax-Exempt Cash Fund              June 1, 2000
 Invesco Tax-Free Intermediate Fund        June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

 FUND                                     EFFECTIVE DATE    COMMITTED UNTIL/*/
 ----                                    ------------------ -----------------
 Premier Portfolio                       November 25, 2003
 Premier Tax-Exempt Portfolio            November 25, 2003
 Premier U.S. Government Money Portfolio November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

 FUND                                     EFFECTIVE DATE    COMMITTED UNTIL/*/
 ----                                    ------------------ -----------------
 Invesco V.I. American Franchise Fund    February 12, 2010
 Invesco V.I. American Value Fund        February 12, 2010
 Invesco V.I. Balanced-Risk Allocation
   Fund                                     May 1, 2000
 Invesco V.I. Comstock Fund              February 12, 2010
 Invesco V.I. Core Equity Fund              May 1, 2000
 Invesco V.I. Diversified Dividend Fund  February 9, 2010
 Invesco V.I. Diversified Income Fund       May 1, 2000
 Invesco V.I. Equally-Weighted S&P 500
   Fund                                  February 12, 2010
 Invesco V.I. Equity and Income Fund     February 12, 2010
 Invesco V.I. Global Core Equity Fund    February 10, 2010
 Invesco V.I. Global Health Care Fund     April 30, 2004
 Invesco V.I. Global Real Estate Fund     April 30, 2004
 Invesco V.I. Government Securities Fund    May 1, 2000
 Invesco V.I. Growth and Income Fund     February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. High Yield Fund                May 1, 2000
Invesco V.I. International Growth Fund      May 1, 2000
Invesco V.I. Managed Volatility Fund       April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund    September 10, 2001
Invesco V.I. Mid Cap Growth Fund         February 12, 2010
Invesco V.I. Money Market Fund              May 1, 2000
Invesco V.I. S&P 500 Index Fund          February 12, 2010
Invesco V.I. Small Cap Equity Fund       September 1, 2003
Invesco V.I. Technology Fund               April 30, 2004
Invesco V.I. Value Opportunities Fund    September 10, 2001

                          INVESCO MANAGEMENT TRUST

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL*
----                                     ------------------- -----------------
Invesco Conservative Income Fund           June 26, 2014

                          INVESCO SECURITIES TRUST

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL*
----                                     ------------------- -----------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                         January 16, 2013

                        SHORT-TERM INVESTMENTS TRUST

FUND                                       EFFECTIVE DATE    COMMITTED UNTIL/*/
----                                     ------------------- -----------------
Government & Agency Portfolio               June 1, 2000
Government TaxAdvantage Portfolio           June 1, 2000
Liquid Assets Portfolio                     June 1, 2000
STIC Prime Portfolio                        June 1, 2000
Tax-Free Cash Reserve Portfolio             June 1, 2000
Treasury Portfolio                          June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 1

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 30, 2012, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add AIM International Mutual Fund (Invesco International Mutual Funds), on behalf of its portfolios, Invesco Global Opportunities Fund and Invesco Global Select Companies Fund (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add AIM International Mutual Fund (Invesco International Mutual Funds) and to add the Funds as the recipients of the sub-advisory services by revising recital A) at the beginning of the Contract to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF") and AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") (collectively, the "Trust"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund (as a series portfolio of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (as series portfolios of AIMF) (collectively, the "Fund"); ; and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ BENJAMIN T. FULTON
        --------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 2

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of September 25, 2012, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Markets Strategy Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds); NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to Invesco Global Markets Strategy Fund as a recipients of the sub-advisory services by revising recital A) at the beginning of the Contract to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF") and AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") (collectively, the "Trust"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund, Invesco Global Markets Strategy Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (series portfolios of AIMF) (collectively, the "Fund"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ BENJAMIN T. FULTON
        --------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 3

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of February 25, 2013, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Securities Trust , on behalf of its portfolio, Invesco Balanced-Risk Aggressive Allocation Fund (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Securities Trust to the Contract and to add the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund and Invesco Global Markets Strategy Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Global Select Companies Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ BENJAMIN T. FULTON
        --------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 4

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 16, 2013, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco All Cap Market Neutral Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Long/Short Equity Fund, Invesco Low Volatility Emerging Markets Fund, Invesco Macro International Equity Fund and Invesco Macro Long/Short Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) and to change the name of Invesco Global Select Companies Fund to Invesco Select Opportunities Fund (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add Invesco Securities Trust to the Contract and to add the Fund as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund and Invesco Long/Short Equity Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ ANDREW SCHLOSSBERG
        --------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 5

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of April 22, 2014, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) and Invesco Strategic Real Return, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Funds");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Funds as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Strategic Real Return (a series portfolio of ACST), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund and Invesco Strategic Income Fund (series portfolios of
       AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF) and Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ John M. Zerr
        --------------------------
Name:   John M. Zerr
Title:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Andrew Schlossberg
        --------------------------
Name:   Andrew Schlossberg
Title:  Managing Director of US
        Strategy and Marketing

                                                               Sub-Item 77Q1(e)

                             SUB-ADVISORY CONTRACT

   This contract is made as of December 14, 2011, by and among Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS:

    A) The Advisor has entered into an investment advisory agreement with AIM Investment Funds (Invesco Investment Funds) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Premium Income Fund (the "Fund");

    B) The Advisor is authorized to delegate any or all of its rights, duties and obligations under investment advisory agreements to sub-advisors, including sub-advisors that are affiliated with the Advisor;

    C) The Sub-Advisor represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment advisor under the Investment Advisers Act of 1940 ("Advisers Act"), or will be so registered prior to providing any services to the Fund under this Contract, and engages in the business of acting as an investment advisor; and

    D) The Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. The Advisor hereby appoints the Sub-Advisor as a sub-advisor of the Fund for the period and on the terms set forth herein. The Sub-Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES AS SUB-ADVISOR. Subject to paragraph 7 below, the Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Fund. The services and the portion of the investments of the Fund to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all its personnel performing services for the Fund related to research, statistical and investment activities.

   (a) Investment Advice. If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Fund and the Advisor with respect to all or a portion of the investments of the Fund or with respect to various investment techniques, and in connection with such advice shall furnish the Fund and the Advisor with such factual information, research reports and investment recommendations as the Advisor may reasonably require.

   (b) Order Execution. If and to the extent requested by the Advisor, the Sub-Advisor shall place orders for the purchase and sale of portfolio securities or other investments for the Fund. In so doing, the Sub-Advisor agrees that it shall comply with paragraph 3 below.

   (c) Discretionary Investment Management. If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Advisor, manage all or a portion of the investments of the Fund in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Advisor may impose with respect to the Fund by notice to the Sub-Advisor and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of the Fund, the Sub-Advisor is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Advisor may select; and (iii) upon the request of the Advisor, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Fund, the Sub-Advisor will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Board.

3. BROKER-DEALER RELATIONSHIPS. The Sub-Advisor agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution under the circumstances. Consistent with this obligation, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Fund or provide the Fund, the Advisor's other clients, or the Sub-Advisor's other clients with research, analysis, advice and similar services. The Sub-Advisor may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Sub-Advisor determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Advisor and the Sub-Advisor to the Fund and their other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Advisor, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Advisor simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Advisor, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. BOOKS AND RECORDS. The Sub-Advisor will maintain all required books and records with respect to the securities transactions of the Fund, and will furnish the Board and the Advisor with such periodic and special reports as the Board or the Advisor reasonably may request. The Sub-Advisor hereby agrees that all records which it maintains for the Advisor are the property of the Advisor, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Advisor and which are required to be maintained, and further agrees to surrender promptly to the Advisor any records which it maintains for the Advisor upon request by the Advisor.

5. FURTHER DUTIES.

   (a) In all matters relating to the performance of this Contract, the Sub-Advisor will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Advisor and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

   (b) The Sub-Advisor shall maintain compliance procedures for the Fund that it and the Advisor reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) and the investment objective(s) and policies as stated in the Fund's prospectus and statement of additional information. The Sub-Advisor at its expense will provide the Advisor or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, the Sub-Advisor will promptly report to the Advisor any material violations of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Advisor's compliance policies and procedures that pertain to the Fund.

   (c) The Sub-Advisor at its expense will make available to the Board and the Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Advisor and the Sub-Advisor, by telephone, in order to review the investment policies, performance and other investment related information regarding the Fund and to consult with the Board and the Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters related to the Sub-Advisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs. The Sub-Advisor and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Advisor and the Trust.

   (d) The Sub-Advisor will assist in the fair valuation of portfolio securities held by the Fund. The Sub-Advisor will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Advisor such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Advisor or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, the Sub-Advisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund at such times as the Advisor shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Fund's net asset value per share.

   (e) The Sub-Advisor represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisors Act and has provided the Advisor and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Advisor, but in any event no less frequently than annually, the Sub-Advisor will supply the Advisor a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Advisor's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Advisor's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

   (f) Upon request of the Advisor, the Sub-Advisor will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, the Sub-Advisor and each officer and portfolio manager thereof designated by the Advisor will provide on a timely basis such certifications or sub-certifications as the Advisor may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Advisor, on behalf of the Trust, deems are reasonably necessary.

   (g) Unless otherwise directed by the Advisor or the Board, the Sub-Advisor will vote all proxies received in accordance with the Advisor's proxy voting policy or, if the Sub-Advisor has a proxy voting policy approved by the Board, the Sub-Advisor's proxy voting policy. The Sub-Advisor shall maintain and shall forward to the Fund or its designated agent such proxy voting information as is necessary for the Fund to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

   (h) The Sub-Advisor shall provide the Fund's custodian on each business day with information relating to all transactions concerning the assets of the Fund and shall provide the Advisor with such information upon request of the Advisor.

6. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Advisor hereunder are not to be deemed exclusive and the Sub-Advisor shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. USE OF SUBSIDIARIES AND AFFILIATES. The Sub-Advisor may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Fund pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Fund pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or
(ii) a vote of a majority of the Fund's outstanding voting securities.

8. COMPENSATION.

   (a) The only fees payable to the Sub-Advisors under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Advisor will pay the Sub-Advisor a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Advisor receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of the Fund as to which the Sub-Advisor shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of the Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Advisor, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisor under this Contract exceed 40% of the monthly compensation that the Advisor receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Advisor, if any.

   (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

   (c) If the Sub-Advisor provides the services under paragraph 2(c) above to the Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. FEE WAIVERS AND EXPENSE LIMITATIONS. If, for any fiscal year of the Fund, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Advisor is reduced because of contractual or voluntary fee waivers or expense limitations by the Advisor, the fee payable to the Sub-Advisor pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Advisor reimburses the Fund as a result of such expense limitations, the Sub-Advisor shall reimburse the Advisor that proportion of such reimbursement payments which the fee payable to the Sub-Advisor pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10. LIMITATION OF LIABILITY OF SUB-ADVISOR AND INDEMNIFICATION. The Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of the Sub-Advisor, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Sub-Advisor even though paid by it.

11. Duration and Termination.

   (a) This Contract shall become effective with respect to the Sub-Advisor upon the later of the date hereabove written and the date that the Sub-Advisor is registered with the SEC as an investment advisor under the Advisors Act, if the Sub-Advisor is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to the Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities, when required by the 1940 Act.

   (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until [June 30, 2012]. Thereafter, if not terminated, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

   (c) Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days' written notice to the Sub-Advisor; or (ii) by the Advisor on sixty days' written notice to the Sub-Advisor; or (iii) by the Sub-Advisor on sixty days' written notice to the Trust. Should this Contract be terminated with respect to the Sub-Advisor, the Advisor shall assume the duties and responsibilities of the Sub-Advisor unless and until the Advisor appoints another Sub-Advisor to perform such duties and responsibilities. This Contract will automatically terminate in the event of its assignment.

12. AMENDMENT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

13. NOTICES. Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address the Sub-Advisor shall be 301 West Roosevelt Road, Wheaton, Illinois 60187.

14. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisors Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisors Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisors Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ BENJAMIN T. FULTON
        --------------------------------
NAME:   BENJAMIN T. FULTON
TITLE:  MANAGING DIRECTOR OF GLOBAL ETFS